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                                                                   EXHIBIT 99(b)

                         FIRST COMMERCIAL BANCORP, INC.

                           EXCHANGE OFFER CERTIFICATE

EXCHANGE OFFER CERTIFICATE NO. ___________
AMOUNT OF DIVIDEND AND ACCRUED INTEREST AMOUNT: ____________
NUMBER OF SHARES OF COMMON STOCK RECEIVABLE UPON EXERCISE: ___________ CUSIP NO. 319900-106

[Name and Address of Registered Dividend Rights Holder]

         THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED _________________, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM CARPENTER & COMPANY (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.

         THIS EXCHANGE OFFER CERTIFICATE (THE "EXCHANGE OFFER CERTIFICATE") OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE FIRST NATIONAL BANK OF BOSTON (THE "EXCHANGE AGENT") BY 5:00 P.M., CALIFORNIA TIME, ON ______________, 1996, UNLESS EXTENDED BY THE COMPANY TO A TIME NOT LATER THAN 5:00 P.M., CALIFORNIA TIME, ON _____________, 1996, (IN EITHER CASE, THE "DIVIDEND RIGHTS EXPIRATION DATE").

         The Dividend Rights represented by this Exchange Offer Certificate may be exercised in whole or in part by duly completing Items 1 through 3 hereof as applicable. Before exercising or transferring Dividend Rights, the holder is urged to read the Prospectus carefully, additional copies of which are available from the Information Agent. IMPORTANT: COMPLETE THE APPROPRIATE ITEM OF THIS EXCHANGE OFFER CERTIFICATE AND SIGN ON REVERSE SIDE.

         The registered owner whose name is inscribed hereon, or assigns, is entitled to receive from the Company, the number of whole shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), indicated above, upon the terms and subject to the conditions set forth in the Prospectus. Certificates representing the shares issued hereunder shall be delivered as soon as practicable after receipt by the Exchange Agent of this Exchange Offer Certificate, duly completed.

By: _________________________        By: _________________________        By: _________________________
Donald W. Williams                                                        The First National Bank of Boston
President                            Corporate Secretary                  Subscription Agent

         THIS EXCHANGE OFFER CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED AT THE OFFICE OF THE EXCHANGE AGENT.

         DIVIDEND RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE DIVIDEND RIGHTS EVIDENCED HEREBY, A NEW EXCHANGE OFFER CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING DIVIDEND RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE EXCHANGE AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF DIVIDEND RIGHTS IF EXCHANGE OFFER CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE DIVIDEND RIGHTS EXPIRATION DATE.

         AN EXERCISE OF DIVIDEND RIGHTS EVIDENCED HEREBY IS IRREVOCABLE
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         Subscription should be mailed or delivered to:

By Mail:                            The First National Bank of Boston
                                    Shareholder Services Division
                                    P.O. Box 1889
                                    Mail Stop 45-01-19
                                    Boston, Massachusetts  02105

By Facsimile Transmission:          (617) 575-2232
                                    (617) 575-2233
                                    (for Eligible Institutions Only)
                                    Confirm by Telephone
                                    (617) 575-3120

By Hand:                            BancBoston Trust Company of New York
                                    55 Broadway, Third Floor
                                    New York, New York

By Wire Transfer:                   The First National Bank of Boston
                                    100 Federal Street
                                    Boston, Massachusetts  02105
                                    Attn: Paul Eori
                                    ABA# 011000390

By Overnight Courier:               The First National Bank of Boston
                                    Shareholder Services Division
                                    Mail Stop 45-01-19
                                    150 Royall Street
                                    Canton, Massachusetts  02021
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               IMPORTANT: PLEASE PRINT ALL INSTRUCTIONS CAREFULLY

ITEM 1 - EXERCISE: The undersigned hereby irrevocably exercises Dividend Rights to receive shares of Common Stock as and to the extent indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a)      Number of shares for which Dividend Right is exercised:   (a) _________

         IF THE DIVIDEND RIGHTS HOLDER DOES NOT SPECIFY CLEARLY THE NUMBER OF SHARES FOR WHICH THE DIVIDEND RIGHT IS EXERCISED, THEN THE DIVIDEND RIGHTS HOLDER WILL BE DEEMED TO HAVE EXERCISED THE DIVIDEND RIGHTS IN FULL.

(b)      IF LESS THAN ALL DIVIDEND RIGHTS ARE EXERCISED

         If the number of Dividend Rights being exercised is less than all of the Dividend Rights represented by this Exchange Offer Certificate:

         / / Deliver to the undersigned a new Exchange Offer Certificate evidencing the remaining Dividend Rights to which the undersigned is entitled.

         / / Deliver a new Exchange Offer Certificate evidencing the remaining Rights in accordance with the undersigned's instructions below (which include any required signature guarantees).

         If the instructions of the Dividend Rights Holder are inconsistent or are insufficient to delineate the proper action to be taken with respect to all of the Dividend Rights evidenced hereby, such Dividend Rights Holder will be delivered a new Exchange Offer Certificate evidencing the remaining Dividend Rights to which such Dividend Rights Holder is entitled.

(c)      NOTICE OF GUARANTEED DELIVERY

         / / CHECK HERE IF DIVIDEND RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING.

                  Name(s) of Registered Owner(s)________________________________

                  Window Ticket Number (if any)_________________________________

                  Date of Execution of Notice of Guaranteed Delivery____________

                  Name of Eligible Institution which Guaranteed Delivery________

                  Telephone Number______________________________________________
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ITEM 2:  TO TRANSFER YOUR EXCHANGE OFFER CERTIFICATE OR SOME OR ALL OF YOUR
         UNEXERCISED DIVIDEND RIGHTS:

         For value received, ______ Dividend Rights represented by this Exchange Offer Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full):

         Name:__________________________________________________________________
                                 (Please Print)

         Address:_______________________________________________________________

                 _______________________________________________________________
                                (Include Zip Code)

         Tax Identification or Social Security Number:__________________________

If the number of Dividend Rights being transferred is less than all of the Rights represented by this Exchange Offer Certificate:

         / / For Value received, __________ Dividend Rights represented by this Exchange Offer Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full)

         Name:__________________________________________________________________
                                 (Please Print)

         Address:_______________________________________________________________

                 _______________________________________________________________
                               (Include Zip Code)

         Tax Identification or Social Security Number:__________________________

         A new Exchange Offer Certificate will be delivered to the undersigned evidencing remaining Dividend Rights to which the undersigned is entitled.
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ITEM 3: SPECIAL PAYMENT ISSUANCE OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Exchange Agent is hereby authorized to issue and deliver any certificates for Common Stock to the undersigned at the address appearing on the face of this Exchange Offer Certificate.

Issue and mail to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Tax Identification or Social Security Number:___________________________________

IMPORTANT: DIVIDEND RIGHTS HOLDERS SIGN HERE AND, IF DIVIDEND RIGHTS ARE BEING SOLD OR EXERCISED, COMPLETE ATTACHED FORM W-9

______________________________________            Dated:__________________, 1996
(Signature(s) of Registered Holder(s))

______________________________________            Dated:__________________, 1996
(Signature(s) of Registered Holder(s))

Must be signed by the registered holder(s) as name(s) appear(s) on this Exchange Offer Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity (Full Title):__________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________
                                     (Home)

________________________________________________________________________________
                                   (Business)

Tax Identification or Social Security Number:___________________________________
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                             GUARANTEE OF SIGNATURE

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (Please Print)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:__________________, 1996.
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                                 [IRS FORM W-9]